Income tax expense - Unrecognized Deferred Tax Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2022
Unrecognized deferred tax assets
Available tax losses	$ 155,608	$ 136,849	$ 19,268
Tax effect at the applicable tax rate for each jurisdiction	41,750	39,238	5,117
Deferred tax asset on tax losses recognized to the extent of taxable temporary differences	19,148	10,761	3,854
Deferred tax asset on losses not recognized	$ 22,602	$ 28,477	$ 1,263